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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 19, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


                Maryland                                   31-0387920

    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                    Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On February 19, 2003, the Company issued a press release announcing the resignation of Chief Executive Officer and President Lars Nyberg, the appointment of Mark Hurd as Chief Executive Officer and President and the election of Mark Hurd as a member of the Company's Board of Directors, each effective as of March 14, 2003. The Company also announced in the press release that Mr. Nyberg will continue as Chairman of the Board. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed herewith:

99.1      Press Release dated February 19, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NCR CORPORATION

Date: February 19, 2003                               By: /s/ Earl Shanks
                                                      --------------------------

                                                     Senior Vice President
                                                     and Chief Financial Officer